SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                        AMERICAN NATIONAL BANKSHARES INC.
                (Name of Registrant as Specified in Its Charter)

                               James R. Jefferson
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which  transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[   ]   Fee paid previously with preliminary materials:


[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:  ___________________________________________

        2) Form Schedule or Registration Statement No:  _______________________

        3) Filing Party:  _____________________________________________________

        4) Date Filed:  _______________________________________________________

                        AMERICAN NATIONAL BANKSHARES INC.

                                 628 Main Street
                               Post Office Box 191
                            Danville, Virginia 24543

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 28, 1998


NOTICE is hereby given that the Annual Meeting of Shareholders of American National Bankshares Inc. (the "Corporation") will be held as follows:

            Place:           The Wednesday Club
                             1002 Main Street
                             Danville, VA  24541

            Date:   April 28, 1998

            Time:   11:30 o'clock a.m.

THE ANNUAL MEETING IS BEING HELD FOR THE FOLLOWING PURPOSES:

     1. To elect four (4) directors of the Corporation to fill the vacancies created by the expiration of the terms of the Directors of Class II.

         2.  To elect one (1) director of the Corporation to Class III.

     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 13, 1998.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              Sincerely,


                                              Charles H. Majors, President
                                              and Chief Executive Officer

Dated:  March 25, 1998

                        AMERICAN NATIONAL BANKSHARES INC.

                                 628 Main Street
                                  P. O. Box 191
                            Danville, Virginia 24543

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                            To be held April 28, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in conjunction with the solicitation by the Board of Directors of American National Bankshares Inc. (the "Corporation") of the accompanying proxy to be used at the Annual Meeting of Shareholders of the Corporation and at any adjournments thereof. The meeting will be held on Tuesday, April 28, 1998, 11:30 a.m. at The Wednesday Club, 1002 Main Street, Danville, Virginia, for the purposes set forth below and in the Notice of Annual Meeting of Shareholders. Shares represented by properly executed proxy, if such proxies are received in time and not revoked, will be voted at the Annual Meeting as set forth therein. Any shareholder may attend the Annual Meeting, revoke the proxy and vote in person.

                       INFORMATION AS TO VOTING SECURITIES

     The Board of Directors has set March 13, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record on that date will be entitled to vote on the matters described herein. As of March 13, 1998, the Corporation had 1,460 shareholders of record. No one individual or entity owns directly and indirectly more than 5% of the outstanding Corporation Common Stock except Ambro and Company, the nominee name in which American National Bank and Trust Company (the "Bank"), the corporation's banking subsidiary, registers securities it holds in a fiduciary capacity, which held 598,123 shares (19.5995%) on March 13, 1998.

     The number of shares of common stock, there being no other class of stock, outstanding and entitled to vote at the Annual Shareholders' Meeting is 3,051,733. There are 598,123 shares held of record by Ambro and Company which amount represents 19.5995% of the outstanding securities, and only 354,623 of these shares may be voted by the existing co-fiduciaries. The remaining shares may not be voted by the Bank but co-fiduciaries may be qualified for the sole purpose of voting all or a portion of the shares at the Annual Meeting.

                                CUMULATIVE VOTING

     Shareholders of the Corporation shall not have cumulative voting rights.

                                VOTING OF PROXIES

     If the enclosed proxy is properly executed, dated, returned and not revoked, it will be voted in accordance with the specification made by the shareholder. If a specification is not made, it will be voted "FOR" the proposals set forth below and in the notice of Annual Meeting of Shareholders. Ben J. Davenport, Jr., James A. Motley or Landon R. Wyatt, Jr., or any of them, will act as proxies on behalf of the Board of Directors.

                            EXPENSES OF SOLICITATION

     The Corporation will pay the cost of preparing, assembling and mailing this Proxy Statement and the enclosed material. Proxies may also be solicited personally or by telephone by the Corporation and the Bank's officers without additional compensation.

                         PURPOSES OF THE ANNUAL MEETING

     As set forth in the Notice of Annual Meeting of Shareholders, the Board of Directors is seeking proxies in connection with the following proposals to be set forth before the shareholders:

     1. To elect four (4) directors of the Corporation to fill the vacancies created by the expiration of the terms of the Directors of Class II.

     2.  To elect one (1) director of the Corporation to Class III.

     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

                              ELECTION OF DIRECTORS

     Four Directors of Class II are to be elected at the Annual Meeting of Shareholders to serve until the Annual Meeting in 2001 and until their respective successors are duly elected and qualified. One Director of Class III is to be elected at the Annual Meeting of Shareholders to serve until the Annual Meeting in 1999 and until his respective successor is duly elected and qualified. Management proposes that the four (4) nominees listed in this Proxy Statement as Directors of Class II and the one (1) nominee listed in this Proxy Statement as a Director of Class III be elected.

     The nominees for whom the persons named as proxies intend to vote as directors, unless otherwise indicated on the form of proxy, and certain information with regard to their ownership of the common stock of the Corporation and memberships on various committees of the Board of Directors of the Corporation, are set forth below.

                                    NOMINEES

         Directors of Class II to be elected for a term expiring in 2001

                                      Amount of Common Stock
                           Director   Owned Beneficially and
Name, Principal            of Bank    Nature of Ownership on      Percent
Occupation and (Age)       Since      March 13, 1998              of Class

Fred A. Blair (51)           1992       1,854 - Direct (1)          .0608
  President, Blair                        225 - Family              .0074
  Construction, Inc.,                           Relationship (3)
  Gretna, VA, commercial
  building contractor

E. Budge Kent, Jr. (59)      1979       7,411 - Direct (1)          .2428
  Senior Vice President &                 316 - Family              .0104
  Assistant Secretary of                        Relationship (4)
  the Corporation and
  Senior Vice President &
  Trust Officer of the
  Bank

Fred B. Leggett, Jr. (61)    1994       8,361 - Direct (1)(2)       .2740
  Retired Chairman and                  3,192 - Family              .1046
  Chief Executive Officer,                   Relationship (4)
  Leggett Stores, Danville,
  VA, retail department
  stores, since March,
  1996; prior thereto,
  Chairman and Chief
  Executive Officer,
  Leggett Stores,
  Danville, VA, since
  December, 1994; prior
  thereto, Executive Vice
  President, Leggett Stores

Claude B. Owen, Jr. (52)     1984       5,716 - Direct (1)          .1873
  Chairman & Chief                      2,100 - Family              .0688
  Executive Officer of                          Relationship (4)
  DIMON Incorporated,
  Danville, VA, leaf
  tobacco & flowers, since
  May, 1995; prior
  thereto,
  Chairman, President &
  Chief Executive Officer,
  Dibrell Brothers, Inc.,
  Danville, VA, leaf
  tobacco & flowers,
  since July, 1993;
  prior thereto,
  Chairman & Chief Executive
  Officer, Dibrell Brothers,
  Inc.

         Director of Class III to be elected for a term expiring in 1999

H. Dan Davis (60)            1996      43,600 - Direct (1)         1.4287
  Senior Consultant to the             20,352 - Family              .6669
  Corporation and the Bank                      Relationship (4)
  since January, 1998; prior
  thereto,
  Executive Vice President
  of the Corporation and
  Senior Vice President of
  the Bank since March,
  1996; prior thereto,
  President and Chief
  Executive Officer of
  Mutual Savings Bank, F.S.B.
  since January, 1995; prior
  thereto, President and
  Chief Operations Officer
  of Mutual Savings Bank,
  F.S.B.

                         DIRECTORS CONTINUING IN OFFICE

             Directors of Class III to continue in office until 1999

                                      Amount of Common Stock
                           Director   Owned Beneficially and
Name, Principal            of Bank    Nature of Ownership on      Percent
Occupation and (Age)       Since      March 13, 1998              of Class

Richard G. Barkhouser (67)   1980      82,412 - Direct (1)         2.7005
  President, Barkhouser                 7,260 - Family              .2379
  Motors, Inc., Danville,                       Relationship (4)
  VA, automobile
  dealership

B. Carrington Bidgood (73)   1975      32,436 - Direct (1)         1.0629
  Retired Senior Vice                   1,200 - Family              .0393
  President, Dibrell                            Relationship (4)
  Brothers, Inc., Danville,
  VA, leaf tobacco & flowers

Lester A. Hudson, Jr. (58)   1984       4,902 - Direct (1)          .1606
  Chairman, H & E Associates,
  Greenville, SC, investments,
  since June, 1995; prior
  thereto
  Vice Chairman, Wunda
  Weve Carpets, Inc.,
  Greenville, SC, carpet
  manufacturer, since August, 1993;
  prior thereto
  Chairman, Wunda Weve
  Carpets, Inc.,

Charles H. Majors (52)       1981       4,066 - Direct (1)          .1332
  President and Chief                   1,062 - Family              .0348
  Executive Officer of                          Relationship (4)
  the Corporation and
  the Bank since
  January, 1994;
  prior thereto
  President of the Corporation
  and the Bank

         Directors of Class I to be elected for a term expiring in 2000

                                      Amount of Common Stock
                           Director   Owned Beneficially and
Name, Principal            of Bank    Nature of Ownership on    Percent
Occupation and (Age)       Since      March 13, 1998           of Class

Willie G. Barker, Jr. (60)   1996      14,100 - Direct (1)        .4620
  Retired President of
  Dibrell Brothers, Inc.,
  Danville, VA, leaf
  tobacco and flowers,
  since June, 1993;
  prior thereto,
  Consultant to DIMON
  Incorporated, Danville,
  VA, leaf tobacco & flowers
  since May, 1995; prior thereto,
  Consultant to Dibrell
  Brothers, Incorporated,
  Danville, VA, leaf tobacco
  & flowers since June, 1993;
  prior thereto, President
  and Chief Operating Officer
  of Dibrell Brothers,
  Incorporated

Ben J. Davenport, Jr. (55)   1992       4,056 - Direct (1)(2)     .1330
  Chairman, First
  Piedmont Corporation,
  Chatham, VA,
  waste  management

James A. Motley (69)         1975       7,510 - Direct (1)(2)     .2461
  Retired Chairman and Chief            5,242 - Family            .1716
  Executive Officer of                          Relationship (4)
  the Corporation and the
  Bank since January,
  1994; prior thereto
  Chairman and Chief
  Executive Officer of
  the Corporation and the
  Bank

Landon R. Wyatt, Jr. (72)    1965       4,540 - Direct (1)         .1486
  President, Wyatt Buick                9,070 - Family             .2968
  Sales Co., Danville, VA,                      Relationship (4)
  automobile dealership


All Executive officers and directors, 236,469 - Direct (1)(2)     7.7487
including nominees and directors       50,019 - Family            1.6390
named above (15 in group)                       Relationship (3)(4)

   (1) Individual exercises sole voting and investment power over shares held.

   (2)  Shared voting and investment power.

   (3)  Sole voting and investment power as custodian for minor children.

   (4)  Can exercise no voting or investment power.

     All of the above nominees and directors have been engaged in the occupations listed during the last five years.

     There exists no family relationship between any director or nominee.

     Mr. Owen is a director of DIMON Incorporated and Richfood Holdings Inc. Mr. Hudson is a director of American Electric Power Company, Inc. Mr. Motley and Mr. Davenport are directors of Intertape Polymer Group Inc. The stock of these corporations is registered with the Securities and Exchange Commission.

                               EXECUTIVE OFFICERS

     Mr. Charles H. Majors and Mr. E. Budge Kent, Jr., together with the two senior vice presidents listed below, are the executive officers of the Corporation and the Bank.

                                  Principal Occupation and
Name                        Age   Business Experience

T. Allen Liles              45    Senior Vice President, Secretary, Treasurer
                                  and Chief Financial Officer of the Corporation and Senior Vice President, Cashier and Chief
                                  Financial Officer of the Bank; Officer of the Bank since 1997

Carl T. Yeatts              59    Senior Vice President of the Corporation and
                                  Senior Vice President and Senior Loan Officer of the Bank; Officer of the Bank since 1964

     All executive officers serve one-year terms of office.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors held 13 Board Meetings during the year 1997. These meetings were either the Corporation Board Meetings and/or the Bank Board Meetings. In addition to meeting as a group to review the Corporation and Bank's business, certain members of the Board are appointed to serve on various standing committees. Among those committees are the Audit and Compliance Committee, Salary Committee and Directors' Nominating Committee. All incumbent directors attended more than 75% of the aggregate of all meetings of the Board of Directors and Committees on which they served.

     Audit and Compliance Committee. The Audit and Compliance Committee, which currently consists of Messrs. Barker, Blair, and Motley, reviews significant audit, accounting, and compliance principles, policies and practices, meets with the Corporation and Bank's independent auditors to discuss the results of their annual audit and reviews the performance of the internal auditing and compliance functions. The Audit and Compliance Committee held four meetings in 1997.

     Salary  Committee.  The  Salary  Committee  currently  consists  of Messrs.
Barkhouser,   Bidgood,   Hudson  and  Leggett.   The  Salary   Committee   makes
recommendations to the Board of Directors for officers' compensation and promotions, directors' fees and related personnel matters. The Salary Committee held four meetings in 1997.

     Directors' Nominating Committee. The Committee's function is to search for potential qualified directors, to review the qualifications of potential directors as suggested by Directors, Management, Shareholders and others, and to make recommendations to the entire Board for nominations of such individuals to the shareholders. A shareholder may recommend nominees for director by writing to the President of the Corporation and providing the proposed nominee's full name, address, qualifications and other relevant biographical information. Members of the present committee are Messrs. Barkhouser, Owen and Wyatt. The Directors' Nominating Committee held one meeting in 1997.

              REPORT OF SALARY COMMITTEE ON EXECUTIVE COMPENSATION

     The Salary Committee of the Board of Directors, which is composed of four independent outside directors, is responsible for making recommendations to the Board of Directors concerning compensation. The Salary Committee considers a variety of factors and criteria in arriving at its recommendations for compensation of executive officers.

     In making its recommendations regarding compensation, the Committee attempts to align the interests of the Bank's executive officers with those of the shareholders. The Committee believes that increases in dividends and net equity improve shareholder market value and, accordingly, compensation should be structured to enhance the long-term profitability of the Bank.

     Officer compensation generally consists of salary and participation in the Bank's profit sharing plan. A description of the profit sharing plan is included in Note (2) under Executive Compensation. Full-time employees received certain incentive compensation in 1997 due to the attainment of certain earnings by the Corporation. Certain officers may be eligible to receive incentive compensation if certain earnings are attained in 1998. Certain key executive officers are eligible to participate in the Executive Compensation Continuation Plan described below under "Deferred Compensation Plan". H. Dan Davis is subject to the employment agreement described below under "Employment Agreement". All compensation is paid by the Bank and no officer receives an additional compensation from the Corporation. In 1997, the Board of Directors and the shareholders approved the stock option plan described below under note (3) of "Executive Compensation".

     In considering officer compensation (other than the Chief Executive Officer), the Committee receives and considers recommendations from the Chief Executive Officer. The Committee conducts an annual evaluation of the performance and effectiveness of the Chief Executive Officer. The Chief Executive Officer's compensation then is determined by the Committee after consideration of the Bank's performance and the resulting benefit to the shareholders.

                                 Salary Committee,

                                 Richard G. Barkhouser
                                 B. Carrington Bidgood
                                 Lester A. Hudson, Jr.
                                 Fred B. Leggett, Jr.


                                OTHER INFORMATION

                         Comparative Company Performance

     The following table compares American National Bankshares Inc.'s cumulative total return to its shareholders with the returns of two indexes for the five-year period ended December 31, 1997. The two indexes are the S & P 500
Total Return published by Standard & Poor's Corporation and the Independent Community Bank Index, consisting of 23 independent banks located in the states of Florida, Georgia, North Carolina, South Carolina, Tennessee and Virginia. The Independent Community Bank Index is published by the Carson Medlin Company.

                                    1992   1993   1994   1995   1996   1997
American National Bankshares Inc     100    113    122    118    101    134
Independent Bank Index               100    125    153    208    248    358
S & P 500 Index                      100    110    111    153    189    251

                             Executive Compensation


                            Annual Compensation                Long-Term Compensation
                                                               Awards         Payouts

Name and                                      Other         Restricted   Stock      Long-Term   All
Principal                            Bonus    Annual        Stock        Options/   Incentive   Other
Position           Year   Salary(1)    (2)    Compensation  Awards       SARs(3)    Payouts     Comp.(4)
Charles H. Majors  1997   153,855   23,538       N/A          N/A          100        N/A       33,528
President & Chief  1996   144,071   14,882       N/A          N/A          N/A        N/A       31,309
Executive Officer  1995   118,665   27,479       N/A          N/A          N/A        N/A       28,780

H. Dan Davis       1997   116,478    4,400       N/A          N/A          100        N/A       14,870
Executive Vice     1996   114,248     N/A        N/A          N/A          N/A        N/A            0
Pres. of the       1995   100,011     N/A        N/A          N/A          N/A        N/A       32,085
Corporation; Sr.
Vice President of
the Bank
(Retired December 31, 1997)

E. Budge Kent, Jr. 1997    97,292   13,640       N/A          N/A          100        N/A       18,721
Sr. Vice President 1996    90,623    9,253       N/A          N/A          N/A        N/A       16,975
& Asst. Secretary  1995    77,584   17,676       N/A          N/A          N/A        N/A       15,757
of the Corporation;
Sr. Vice President
& Trust Officer of
the Bank

David Hyler        1997    94,510   13,172       N/A          N/A          100        N/A       19,926
Sr. Vice Pres.     1996    87,173    8,819       N/A          N/A          N/A        N/A       43,925
Secretary &        1995    73,675   16,722       N/A          N/A          N/A        N/A       55,039
Treasurer of the
Corporation; Sr.
Vice President &
Chief Financial
Officer of the
Bank
(Retired December 31, 1997)

Carl T. Yeatts     1997    89,682   13,172       N/A          N/A          100        N/A       18,721
Sr. Vice Pres.     1996    85,747    8,819       N/A          N/A          N/A        N/A       16,975
of the             1995    72,786   16,722       N/A          N/A          N/A        N/A       15,757
Corporation; Sr.
Vice President
& Sr. Loan Officer
of the Bank


(1) Includes salary deferrals contributed by the employee to the 401(k) Plan, fees to Mr. Davis as director of Mutual and compensation and fees for service as officer and director of Mutual Service Corporation, and taxable compensation for term life insurance over $50,000.

(2) Includes matching contributions to the 401(k) Plan made by the Bank. Also includes accrued payments of profit-sharing (bonus) and incentive compensation participations. In 1997, the profit-sharing (bonus) plan provided that an amount equal to 6.50% of the Bank's net income (after taxes, but before deducting profit sharing and its related tax effect), less the Bank's 401(k) contributions, be paid to officers and employees who are in the Bank's employ on December 31, 1997. Incentive compensation represented payments to full- time employees based on the Corporation attaining certain earnings increase. The total expense, paid or accrued, for the profit sharing (bonus) plan and incentive compensation payments for the year 1997 amounted to $483,553.

(3)  Pursuant  to  the   Corporation's   Stock  Option  Plan   approved  by  the
     shareholders at the 1997 annual meeting, on September 16, 1997, the Corporation granted each full-time employee an option for 100 shares of stock in the Corporation. The exercise price is $28 per share. The options vest on September 16, 1998 and may be exercised through September 15, 2007, subject to certain conditions. Utilizing the Black-Scholes valuation method, a value of $9.43 per share was determined for the options.

(4) All Other Compensation includes amounts set aside or accrued by the Bank for the Retirement Plan and Executive Compensation Continuation Plan. For 1995, it includes amounts set aside or accrued by Mutual Savings Bank, F.S.B. for Mr. Davis' benefit under the Mutual Retirement Plan and the Mutual Employee Stock Ownership Plan.

(5) The Bank provided life insurance and disability insurance benefits for all full-time officers and employees and hospitalization insurance for such individuals on a contributory basis and the aggregate of personal benefits paid for by the Bank for all such individuals did not exceed $5,000 each in 1997.

(6) In 1997, each non-officer director received a monthly retainer fee of $500 and attendance fees of $200 for each regular Board meeting and $400 for each Committee meeting attended. The aggregate total amount paid for the year 1997 was $117,800. Non-officer directors are excluded from the Bank's retirement plan and, therefore, do not qualify for pension benefits.

(7) Prior to the merger on March 14, 1996, Mr. Davis exercised options on 29,900 shares of Mutual Savings Bank, F.S.B. which had been granted to Mr. Davis in 1987.

     Retirement Plan. The Bank's retirement plan is a non-contributory defined benefit pension plan which covers substantially all employees of the Bank who are 21 years of age or older and who have had at least one year of service. Advanced funding is accomplished by using the actuarial cost method known as the collective aggregate cost method.

     As of December 31, 1997, the normal retirement benefit formula was 1.3% per year of service times compensation plus .65% per year of service times compensation in excess of social security covered compensation. At normal retirement, the monthly benefit is calculated based on any consecutive five-year period which will produce the highest average rate of basic monthly compensation. Bonuses are not included in the definition of compensation. Cash benefits under the plan generally commence on retirement at age 65, death, or termination of employment. Partial vesting of the retirement benefits under the plan occurs after three years of service and full vesting occurs after seven years of service with the Bank.

     The estimated annual benefits at retirement for the six executive officers as of December 31, 1997 are as follows:

                                                      Estimated Annual Benefit
Name of Individual                                          at Retirement

Charles H. Majors                                              $ 46,425
President and Chief Executive Officer of the
Corporation and the Bank

H. Dan Davis                                                      3,778*
Executive Vice President of the Corporation and
Senior Vice President of the Bank
(Retired December 31, 1997)

E. Budge Kent, Jr.                                               52,214
Senior Vice President and Asst. Secretary of the Corporation and Senior Vice President and Trust Officer of the Bank

Carl T. Yeatts                                                   49,484
Senior Vice President of the Corporation and Senior Vice President and Senior
Loan Officer of the Bank

Gilmer D. Jefferson                                              39,914*
Senior Vice President and Asst. Treasurer of the Corporation and Senior Vice
President of the Bank
(Retired December 31, 1997)

David Hyler                                                      37,738*
Senior Vice President and Secretary & Treasurer
of the Corporation and Senior Vice President
and Chief Financial Officer of the Bank
(Retired December 31, 1997)                                   __________

                                                               $229,553

     *Retired December 31, 1997 and these individuals elected to take their share in a lump sum prior to December 31, 1997.

     Deferred Compensation Plan. The Board of Directors of the Bank adopted the Executive Compensation Continuation Plan, a non-contributory deferred compensation plan, in 1982. Under the plan, certain key executives who, in the opinion of the Directors, are making substantial contributions to the overall growth and success of the Bank and who must be retained in order to expand and continue satisfactory long term growth are eligible to receive benefits afforded by the plan.

     Under agreements with eligible key executives pursuant to this plan, if any such executive dies or retires while employed by the Bank, such executive or his designated beneficiary will receive annual payments commencing at death or retirement and continuing for a period of 10 years. As of December 31, 1997, Gilmer D. Jefferson and David Hyler are each entitled to a vested annual benefit of $25,000 under the plan beginning in 1998. Charles H. Majors is entitled to an annual benefit of $50,000 under the plan. E. Budge Kent, Jr. and Carl T. Yeatts are entitled to an annual benefit of $25,000 each under the plan and the above executive officers as a group (5) are entitled to annual benefits of $150,000 under the plan. A portion of the related costs of the plan are expected to be recovered through life insurance policies purchased by the bank on the key executives Premiums in the aggregate amount of $25,857 were paid in 1997.

     Employment Agreement. Pursuant to the terms of the Agreement and Plan of Reorganization between the Corporation and Mutual Savings Bank, F.S.B., the Corporation entered into an employment agreement with H. Dan Davis, effective March 14, 1996, to serve as Executive Vice President of the Corporation, Senior Vice President of the Bank and President and Chief Executive Officer of Mutual Mortgage of the Piedmont, Inc. for a term of two years at an annual salary of $110,000. During this two-year term, Mr. Davis has the right to elect to become a senior consultant to the Corporation and the Bank with a monthly payment of $5,500 for a period expiring March 14, 2003.

     Mr. Davis made such election and retired as an officer, effective December 31, 1997. As a senior consultant, Mr. Davis is responsible for carrying out such advisory or consulting duties and responsibilities as may be requested of him from time to time by the Chief Executive Officer or the Board of Directors of the Corporation. As a senior consultant, Mr. Davis also will be restricted as to employment by other financial institutions in competition with the Corporation or the Bank.

     401(k) Plan. Effective July 1, 1995, the Bank adopted a 401(k) Plan which covers substantially all full-time employees who are 21 years of age or older and who have had at least one year of service. An employee may defer a portion of his or her salary, not to exceed the lesser of 15% of compensation or $9,500. The Bank will make a matching contribution in the amount of 50% of the first 6.0% of compensation so deferred.

                Indebtedness of and Transactions with Management

     Some of the directors and officers of the Corporation and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of the Bank's business during 1997. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

     During the year 1997, the highest aggregate amount of outstanding loans, direct and indirect, to the directors and officers was $15,037,076 or 32% of equity capital and this peak amount occurred on May 31, 1997.

                         Independent Public Accountants

     The Board of Directors of the Corporation, pursuant to the recommendation of its Audit Committee, selected Arthur Andersen, LLP, independent public accountants, to audit the financial statements of the Corporation and the Bank for the year 1997. Arthur Andersen, LLP was first engaged by the Bank in 1978 as its independent public accountant.

     A representative of Arthur Andersen, LLP will be present at the shareholders' meeting and this representative will have an opportunity to make a statement if he so desires. He will be available to respond to appropriate questions.

                              Shareholder Proposals

     Any shareholder proposal intended to be presented at next year's Annual Meeting must be received at the principal office of the Corporation (Post Office Box 191, Danville, Virginia 24543) for inclusion in the proxy statement for the 1999 annual meeting not later than January 2, 1999. The proposals should be mailed to the Corporation by Certified Return Receipt Requested mail.

                                 Other Business

     The Board of Directors knows of no other matters which may properly be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

                                  Annual Report

     The Annual Report for the year ended December 31, 1997 accompanies this Proxy Statement.

     A copy of the Corporation's Annual report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of the Corporation's Common Stock upon written request to Charles H. Majors, President and Chief Executive Officer, American National Bankshares Inc., P. O. Box 191, Danville, Virginia 24543.

                                         By Order of the Board of Directors



                                         Charles H. Majors
                                         President and Chief Executive Officer

March 25, 1998

                                                                      Appendix A

                                     PROXY


           This Proxy Is Solicited On Behalf Of The Board Of Directors

                        American National Bankshares Inc.
                                 628 Main Street
                            Danville, Virginia 24541

                         ANNUAL MEETING OF SHAREHOLDERS
                           April 28, 1998, 11:30 A.M.

     The undersigned hereby appoints BEN J. DAVENPORT, JR., JAMES A. MOTLEY OR LANDON R. WYATT, JR., any of whom may act, as my attorney(s), with full power of substitution, to vote all the Common Stock of the Corporation, standing in my name on its books at the close of business on March 13, 1998, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS OF CLASS II TO SERVE UNTIL THE 2001 ANNUAL MEETING

   ______ FOR all nominees listed below     ______ WITHHOLD AUTHORITY FROM
          (except as marked to the                 a vote for all nominees
           contrary below)                         listed below

                               FRED A. BLAIR
                               E. BUDGE KENT, JR.
                               FRED B. LEGGETT, JR.
                               CLAUDE B. OWEN, JR.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
 LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.)


2. ELECTION OF DIRECTOR OF CLASS III TO SERVE UNTIL THE 1999 ANNUAL MEETING

   ______ FOR the nominee listed below      ______ WITHHOLD AUTHORITY FROM
                                                   a vote for the nominee
                                                   listed below

                               H. DAN DAVIS

3. Any other business which may properly be brought before the meeting or any adjournment thereof.

     The Common Stock represented by this Proxy will be voted as specified; however, as to any matter where no choice is specified, the Proxy will be voted for such matter.

     If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of management. This proxy may be revoked at any time before it is voted. The undersigned may attend the Annual Meeting, revoke this Proxy and vote in person.

NAME IN WHICH STOCK HELD AND
NUMBER OF SHARES:
                                  Date:    ______________________________, 1998

                                           ______________________________

                                           ______________________________

                                           ______________________________
                                             Signature of Shareholder(s)

     When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. Please sign exactly as name appears on this Proxy.

       STOCK REGISTERED IN JOINT NAMES REQUIRES BOTH SIGNATURES ON PROXY.